Sissine's Office Systems

Value Lease Agreement

APPLICATION NO.:

AGREEMENT NO.: 20399546

6123 Philips Hwy - Jacksonville - FL - 32216 - Phone: 904-739-0540 - 904-739-0545

The words Lessee, you and your refer to Customer. The words Lessor, we, us and our refer to Sissine's Office Systems, Inc.

CUSTOMER INFORMATION

FULL LEGAL NAME: Webstar Technology Group, Inc.
STREET ADDRESS: 4231 Walnut Bend
CITY: Jacksonville STATE: Florida ZIP: 32257
PHONE: 800-608-6344 FAX:
BILLING NAME (IF DIFFERENT FROM ABOVE): Webstar Technology Group, Inc.
BILLING STREET ADDRESS: 4231 Walnut Bend
CITY: Jacksonville STATE: Florida ZIP: 32257
EMAIL:
EQUIPMENT LOCAITON (IF DIFFERENT FROM ABOVE):

EQUIPMENT DESCRIPTION

MAKE/MODEL/ACCESSORIES	SERIAL NO.	STARTING METER
Ricoh MP C3503	E165M910152	

☐ See the attached Schedule A ☐ See the attached Billing Schedule

TERM AND PAYMENT SCHEDULE

Term 60 months

Total Monthly Payment* $ 148.60 The lease contract payment ("Payment") period is monthly unless otherwise indicated. *plus applicable taxes & Documentation Fee.

Image Type	Included Number of Monthly Images	Excess Per Image Charge*	
Black & White Images	3,000	$0.009	Black & White Images
Color Images	100	$0.059	Color Images
Black & White Prints			Black & White Prints
Color Prints			Color Prints
Other			Other

Overage Billing Frequency ☑ Monthly or ☐ Quarterly

Freight/Delivery: $ 15.00 Per Month*
(*If crossed thru then Freight/Delivery will be billed per occurrence.)

Remote Assistance: Included Per Month*
(*If crossed thru then Remote Assistance will be billed per occurrence.)

______ By initialing here, you agree that service and supplies are not included in this Agreement.

~~$ Delivery / Network Installation Charge - Up to 5 Walkup Devices~~

END OF LEASE OPTIONS

You may choose one of the following options within the area you check and initial at the end of the original term, provided that no event of default under the Agreement has occurred and is continuing. If no box is checked and initialed, then Fair Market Value will be your end of lease option. Leases with $1.00 or $101.00 purchase options will not be renewed. To the extent that any purchase option indicates that the purchase price will be the "Fair Market Value" (or "FMV"), such term means the value of the Equipment in continued use.

☑ 1) Purchase all but not less than all the Equipment for the Fair Market Value per paragraph 1, 2) Renew the Agreement per paragraph 1, or 3) Return the Equipment per paragraph 3. ______ Customer's Initials

☐ 1) Purchase the Equipment for $1.00 ______ Customer's Initials

THIS IS A NONCANCELABLE / IRREVOCABLE AGREEMENT; THIS AGREEMENT CANNOT BE CANCELED OR TERMINATED.

LESSOR ACCEPTANCE

LESSOR: Sissine's Office Systems, Inc.
SIGNATURE: Casey Mahoney
TITLE: Attorney in Fact/Account Mgr
DATED: 5-21-2019

CUSTOMER ACCEPTANCE

By signing below, you certify that you have reviewed and do agree to all terms and conditions of this Agreement on this page and on page 2 attached hereto.

CUSTOMER (as referenced above): Webstar Technology Group, Inc.
SIGNATURE: X [signature]
TITLE: CEO
DATED: 5/1/2019
FEDERAL TAX I.D. #: 37-1780261
PRINT NAME: Joseph Stingone

DELIVERY AND ACCEPTANCE

You certify that all the Equipment listed above has been furnished, that delivery and installation has been fully completed and is satisfactory. Upon you signing below, your promises herein will be irrevocable and unconditional in all respects. You understand that we have purchased the Equipment from the supplier, and you may contact the supplier for a full description of any warranty rights under the supply contract, which we hereby assign to you for the term of this Agreement (or until you default). Your approval as indicated below of our purchase of the Equipment from the supplier is a condition precedent to the effectiveness of this Agreement.

CUSTOMER (as referenced above): Webstar Technology Group, Inc.
SIGNATURE: X [signature]
TITLE: CEO
DATE OF DELIVERY:

1. AGREEMENT: For business purposes only, you agree to lease from us the goods, together with all replacements, parts, repairs, additions, and accessions incorporated therein or attached thereto and any and all proceeds of the foregoing, including, without limitation, insurance recoveries (the "Equipment") and/or to finance certain licensed software and services ("Financed Items", which are included in the word "Equipment" unless separately stated), all as described on page 1 of this Agreement, excluding equipment marked as not financed under this Agreement, as it may be supplemented from time to time. You agree to all of the terms and conditions contained in this Agreement and any supplement, which (with the acceptance certification) is the entire agreement regarding the Equipment ("Agreement") and which supersedes any purchase order or invoice. You authorize us to correct or insert missing Equipment identification information and to make corrections to your proper legal name and address. This Agreement becomes valid upon execution by us. If service and supplies are not included, this Agreement will start on the date we pay the supplier and interim rent/due date adjustments will be in an amount equal to 1/30th of the Payment, multiplied by the number of days between the Agreement start date and the first Payment due date. Unless otherwise stated in an addendum hereto, this Agreement will renew for 12-month term(s) unless you send us written notice between 90 and 150 days (before the end of any term) that you want to purchase or return the Equipment. If any provision of this Agreement is declared unenforceable in any jurisdiction, the other provisions herein shall remain in full force and effect in that jurisdiction and all others.

2. RENT, TAXES AND FEES: You will pay the monthly Payment (as adjusted) when due, plus any applicable sales, use and property taxes. The base Payment will be adjusted proportionately upward or downward: (1) by up to 10% to accommodate changes in the actual Equipment cost; (2) if the shipping charges or taxes differ from the estimate given to you; and (3) to comply with the tax laws of the state in which the Equipment is located. If we pay any taxes, insurance or other expenses that you owe hereunder, you agree to reimburse us when we request and to pay us a processing fee for each expense or charge we pay on your behalf. We may charge you for any filing fees required by the Uniform Commercial Code (UCC) or other laws, which fees vary state-to-state. We will have the right to apply all sums, received from you, to any amounts due and owed to us under the terms of this Agreement. If for any reason your check is returned for nonpayment, you will pay us a bad check charge of $30 or, if less, the maximum charge allowed by law. We may make a profit on any fees, estimated tax payments and other charges paid under this Agreement.

3. MAINTENANCE AND LOCATION OF EQUIPMENT; SECURITY INTEREST: At your expense, you agree to keep the Equipment: (1) in good repair, condition and working order, in compliance with applicable manufacturers' and regulatory standards; (2) free and clear of all liens and claims; and (3) only at your address shown on page 1, and you agree not to move it unless we agree. As long as you have given us the written notice as required in paragraph 1 prior to the expiration or termination of this Agreement's term, if you do not purchase the Equipment, you will return all but not less than all of the Equipment and all related manuals and use and maintenance records to a location we specify, at your expense, in retail re-saleable condition, full working order and complete repair. You are solely responsible for removing any data that may reside in the Equipment you return, including but not limited to hard drives, disk drives or any other form of memory. You grant us a security interest in the Equipment to secure all amounts you owe us under any agreement with us, and you authorize us to file a financing statement (UCC-1). You will not change your state of organization, headquarters or residence without providing prior written notice to us so that we may amend or file a new UCC-1. You will notify us within 30 days if your state of organization revokes or terminates your existence.

4. COLLATERAL PROTECTION; INSURANCE; INDEMNITY; LOSS OR DAMAGE: You agree to keep the Equipment fully insured against risk and loss, with us as lender's loss payee, in an amount not less than the original cost until this Agreement is terminated. You also agree to obtain a general public liability insurance policy with such coverage and from such insurance carrier as shall be satisfactory to us and to include us as an additional insured on the policy. Your insurance policy(s) will provide for 10 days advance written notice to us of any modification or cancellation. You agree to provide us certificates or other evidence of insurance acceptable to us. If you fail to comply with this requirement within 30 days after the start of this Agreement, we may (A) secure property loss insurance on the Equipment from a carrier of our choosing in such forms and amounts as we deem reasonable to protect our interests. If we place insurance on the Equipment, we will not name you as an insured and your interests may not be fully protected. If we secure insurance on the Equipment, you will pay us an amount for the premium which may be higher than the premium that you would pay if you placed the insurance independently and an insurance fee which may result in a profit to us through an investment in reinsurance; or (B) charge you a monthly property damage surcharge of up to .0035 of the Equipment cost as a result of our credit risk and administrative and other costs, as would be further described on a letter from us to you. We may make a profit on this program. NOTHING IN THIS PARAGRAPH WILL RELIEVE YOU OF RESPONSIBILITY FOR LIABILITY INSURANCE ON THE EQUIPMENT. We are not responsible for, and you agree to hold us harmless and reimburse us for and, if we request, to defend on our behalf against, any claim for any loss, expense, liability or injury caused by or in any way related to delivery, installation, possession, ownership, use, condition, inspection, removal, return or storage of the Equipment. You are responsible for the risk of loss or for any destruction of or damage to the Equipment. You agree to promptly notify us in writing of any loss or damage. If the Equipment is destroyed and we have not otherwise agreed in writing, you will pay to us the unpaid balance of this Agreement, including any future rent to the end of the term plus the anticipated purchase price of the Equipment (both discounted at 2%). Any proceeds of insurance will be paid to us and credited, at our option, against any loss or damage. You authorize us to sign on your behalf and appoint us as your attorney-in-fact to endorse in your name any insurance drafts or checks issued due to loss or damage to the Equipment. All indemnities will survive the expiration or termination of this Agreement.

5. ASSIGNMENT: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGNOR SUBLEASE THE EQUIPMENT OR THIS AGREEMENT, without our prior written consent. Without our prior written consent, you shall not reorganize or merge with any other entity or transfer all or a substantial part of your ownership interests or assets. We may sell, assign, or transfer this Agreement without notice. You agree that if we sell, assign or transfer this Agreement, our assignee will have the same rights and benefits that we have now and will not have to perform any of our obligations. You agree that the new Lessor will not be subject to any claims, defenses, or offsets that you may have against us. You shall cooperate with us in executing any documentation reasonably required by us or our assignee to effectuate any such assignment. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

6. DEFAULT AND REMEDIES: You will be in default if: (a) you do not pay any Payment or other sum due to us or any other person when due or if you fail to perform in accordance with the covenants, terms and conditions of this Agreement or any other agreement with us or any of our affiliates or any material agreement with any other lender, (b) you make or have made any false statement or misrepresentation to us, (c) you or any guarantor dies, dissolves or terminates existence, (d) there has been a material adverse change in your or any guarantor's financial, business or operating condition, or (e) any guarantor defaults under any guaranty for this Agreement. If any part of a Payment is more than 5 days late, you agree to pay a late charge of 10% of the Payment which is late or if less, the maximum charge allowed by law. If you are ever in default, at our option, we can terminate this Agreement and require that you pay the unpaid balance of this Agreement, including any future Payments to the end of the term plus the anticipated purchase price of the Equipment (both discounted at 2%). We may recover default interest on any unpaid amount at the rate of 12% per year. Concurrently and cumulatively, we may also use any or all of the remedies available to us under Articles 2A and 9 of the UCC and any other law, including requiring that you: (1) return the Equipment to us to a location we specify; and (2) immediately stop using any Financed Items. In addition, we will have the right, immediately and without notice or other action, to set-off against any of your liabilities to us any money, including depository account balances, owed by us to you, whether or not due. In the event of any dispute or enforcement of rights under this Agreement or any related agreement, you agree to pay our reasonable attorney's fees (including any incurred before or at trial, on appeal or in any other proceeding), actual court costs and any other collection costs, including any collection agency fee. If we have to take possession of the Equipment, you agree to pay the costs of repossession, moving, storage, repair and sale. The net proceeds of the sale of any Equipment will be credited against what you owe us under this Agreement. YOU AGREE THAT WE WILL NOT BE RESPONSIBLE TO PAY YOU ANY CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES FOR ANY DEFAULT, ACT OR OMISSION BY ANYONE. Any delay or failure to enforce our rights under this Agreement will not prevent us from enforcing any rights at a later time. You agree that this Agreement is a "Finance Lease" as defined by Article 2A of the UCC and your rights and remedies are governed exclusively by this Agreement. You waive all rights under sections 2A-508 through 522 of the UCC. If interest is charged or collected in excess of the maximum lawful rate, we will not be subject to any penalties.

7. INSPECTIONS AND REPORTS: We will have the right, at any reasonable time, to inspect the Equipment and any documents relating to its use, maintenance and repair. Within 30 days after our request, you will deliver all requested information (including tax returns) which we deem reasonably necessary to determine your current financial condition and faithful performance of the terms hereof. This may include: (i) compiled, reviewed or audited annual financial statements (including, without limitation, a balance sheet, a statement of income, a statement of cash flow, a statement of changes in equity and notes to financial statements) within 120 days after your fiscal year end, and (ii) management-prepared interim financial statements within 45 days after the requested reporting period(s). Annual statements shall set forth the corresponding figures for the prior fiscal year in comparative form, all in reasonable detail without any qualification or exception deemed material by us. Unless otherwise accepted by us, each financial statement submitted to us shall be prepared in accordance with generally accepted accounting principles consistently applied and shall fairly and accurately present your financial condition and results of operations for the period to which it pertains.

8. FAXED OR SCANNED DOCUMENTS, MISC.: You agree to submit the original duly-signed documents to us via overnight courier the same day of the facsimile or scanned transmission of the documents. The original of this Agreement shall be that copy which bears your facsimile, electronic or original signature, and which bears our original signature. Any faxed or scanned copy may be considered the original, and you waive the right to challenge in court the authenticity or binding effect of any faxed or scanned copy or signature thereon. You agree to execute any further documents that we may request to carry out the intents and purposes of this Agreement. All notices shall be mailed or delivered by facsimile transmission or overnight courier to the respective parties at the addresses shown on this Agreement or such other address as a party may provide in writing from time to time. By providing any telephone number, now or in the future, for a cell phone or other wireless device, you are expressly consenting to receiving communications, regardless of their purpose, at that number, including, but not limited to, prerecorded or artificial voice message calls, text messages, and calls made by an automatic dialing system from us and our affiliates and agents. These calls and messages may incur access fees from your provider.

9. <u>WARRANTY DISCLAIMERS</u>: YOU AGREE THAT YOU HAVE SELECTED THE SUPPLIER AND EACH ITEM OF EQUIPMENT BASED UPON YOUR OWN JUDGMENT AND YOU DISCLAIM ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY US. WE DO NOT TAKE RESPONSIBILITY FOR THE INSTALLATION OR PERFORMANCE OF THE EQUIPMENT. THE SUPPLIER IS NOT AN AGENT OF OURS AND WE ARE NOT AN AGENT OF THE SUPPLIER, AND NOTHING THE SUPPLIER STATES OR DOES CAN AFFECT YOUR OBLIGATION UNDER THIS AGREEMENT. YOU WILL CONTINUE TO MAKE ALL PAYMENTS UNDER THIS AGREEMENT REGARDLESS OF ANY CLAIM OR COMPLAINT AGAINST ANY SUPPLIER, LICENSOR OR MANUFACTURER, AND ANY FAILURE OF A SERVICE PROVIDER TO PROVIDE SERVICES WILL NOT EXCUSE YOUR OBLIGATIONS TO US UNDER THIS AGREEMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, OF, AND TAKE ABSOLUTELY NO RESPONSIBILITY FOR, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, CONDITION, QUALITY, ADEQUACY, TITLE, DATA ACCURACY, SYSTEM INTEGRATION, FUNCTION, DEFECTS, OR ANY OTHER ISSUE IN REGARD TO THE EQUIPMENT, ANY ASSOCIATED SOFTWARE AND ANY FINANCED ITEMS.

10. LAW, JURY WAIVER: <u>Agreements, promises and commitments made by Lessor, concerning loans and other credit extensions must be in writing, express consideration and be signed by Lessor to be enforceable.</u> This Agreement may be modified only by written agreement and not by course of performance. This Agreement will be governed by and construed in accordance with the law of the state of the principal place of business of Lessor or its assignee. You consent to jurisdiction and venue of any state or federal court in the state the Lessor or its assignee has its principal place of business and waive the defense of inconvenient forum. For any action arising out of or relating to this Agreement or the Equipment, **YOU AND WE WAIVE ALL RIGHTS TO A TRIAL BY JURY.**

11. MAINTENANCE AND SUPPLIES: The charges established by this Agreement include payment for the use of the Equipment, accessories, maintenance by supplier during normal business hours, inspection, adjustment, parts replacement, drums, cleaning material required for proper operation and all supplies except paper, staples, or specialty inks. Paper and staples must be separately purchased by you. If necessary, the service and supply portion of this Agreement may be assigned by us. We may charge you a supply freight fee to cover our costs of shipping supplies to you by a Flat monthly Fee or Per Occurrence. The tiered Freight/Delivery will be as follows: (1 to 10 Machines - $3.00 per additional device) (11 to 25 Machines - $2.75 per additional device) (26 to 50 Machines - $2.50 per additional device) (51+ Machines - $2.25 per additional device.)

12. OVERAGES AND COST ADJUSTMENTS: You agree to comply with our billing procedures including, but not limited to, providing us with periodic meter readings on the Equipment. At the end of the first 12 months after commencement of this Agreement, and once each successive 12-month period thereafter, we may increase the Payment and the "cost per page" charge that exceeds the number of pages originally designated in this Agreement ("Overages") up to 15% of the existing "cost per page" charge.

13. UPGRADE AND DOWNGRADE PROVISION: AFTER COMMENCEMENT OF THE AGREEMENT AND UPON YOUR WRITTEN REQUEST, AT OUR SOLE DISCRETION, WE MAY REVIEW YOUR PAGE VOLUME AND PROPOSE OPTIONS FOR UPGRADING OR DOWNGRADING THE EQUIPMENT TO ACCOMMODATE YOUR BUSINESS NEEDS.

14. TRANSITION BILLING: In order to facilitate an orderly transition, including installation and training, and to provide a uniform billing cycle, the start date of this Agreement (the "Effective Date") will be a date after the certification of acceptance of the Equipment, as shown on the first invoice. The payment for this transition period will be based on the base minimum usage payment, prorated on a 30-day calendar month, and will be added to your first monthly Payment.